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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 13, 2000

                        AMERICAN BUSINESS PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)



Georgia                                  1-7088                58-1030529
(State or Other Jurisdiction      (Commission File No.)      (IRS Employer
of Incorporation)                                          Identification No.)



                   2100 Riveredge Parkway, Suite 1200
                        Atlanta, Georgia 30328
          (Address of Principal Executive Offices)  (Zip Code)




                                 (770) 953-8300
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if changed since last report)






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ITEM 5.  OTHER EVENTS

         American Business Products, Inc., a Georgia corporation ("ABP"), Mail-Well, Inc., a Colorado corporation ("Mail-Well") and Sherman Acquisition Corp., a Georgia corporation ("Acquisition Co.") have entered into an Agreement and Plan of Merger, dated as of January 13, 2000 (the "Merger Agreement"), that provides, among other things, that Acquisition Co., a subsidiary of Mail-Well formed for the purpose of carrying out the transactions contemplated by the Merger Agreement, will initiate a cash tender offer (the "Tender Offer"), pursuant to documents filed with the Securities and Exchange Commission, for all of the outstanding shares of common stock, par value $2.00, of ABP (the "ABP Common Stock") at a price of $20.00 per share. Following the completion of such Tender Offer, Acquisition Co. will merge with and into ABP (the "Merger"), subject to the terms and conditions of the Merger Agreement, and shares of ABP Common Stock not tendered in the Tender Offer will receive cash in the amount of $20 per share in the Merger. The Merger is subject to certain conditions, including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and there being validly tendered prior to the expiration date and not withdrawn that number of shares of ABP Common Stock which would represent at least a majority of ABP's Fully Diluted Shares (as defined in the Merger Agreement).

         As an inducement and condition to Mail-Well entering into the Merger Agreement, Mail-Well, Acquisition Co. and certain shareholders holding approximately 2.7% of the Fully Diluted Shares of ABP (assuming the exercise of all "in-the-money" stock options) entered into a Shareholders' Stock Tender Agreement, dated as of January 13, 2000 (the "Tender Agreement").

         The foregoing is not a complete description of the Merger Agreement or the Tender Agreement and the transactions contemplated thereby, and is subject to and qualified in its entirety by reference to the Merger Agreement and the Tender Agreement. Copies of the Merger Agreement and the Tender Agreement are filed as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K.

         Copies of the joint press releases regarding the Merger Agreement and the commencement of the Tender Offer, dated January 14, 2000 and January 21, 2000, respectively, are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)  Exhibits.


      EXHIBIT
      NUMBER                             DESCRIPTION
      ------                             -----------
         2.1      Agreement and Plan of Merger, dated as of January 13, 2000, by and among American Business Products, Inc., Mail-Well, Inc.
                  and Sherman Acquisition Corp. (incorporated by reference to
                  Exhibit 11(c)(1) to the tender offer statement on Schedule
                  14D-1 of Mail-Well, Inc. and Sherman Acquisition Corp.).


         99.1     Shareholders' Stock Tender Agreement, dated as of January 13,
                  2000, by and among Mail-Well, Inc., Sherman Acquisition Corp.
                  and the individuals whose names are set forth on the signature pages thereto (incorporated by reference to Exhibit 11(c)(2) to the tender offer statement on Schedule 14D-1 of Mail-Well, Inc. and Sherman Acquisition Corp.).

         99.2     Joint Press Release issued by American Business Products, Inc.
                  and Mail-Well, Inc. on January 14, 2000, announcing the execution of the Merger Agreement (incorporated by reference to Exhibit 11(a)(8) to the tender offer statement on Schedule
                  14D-1 of Mail-Well, Inc. and Sherman Acquisition Corp.).

         99.3     Joint Press Release issued by American Business Products, Inc.
                  and Mail-Well, Inc. on January 21, 2000, announcing the commencement of the Tender Offer (incorporated by reference to Exhibit 11(a)(10) to the tender offer statement on Schedule
                  14D-1 of Mail-Well, Inc. and Sherman Acquisition Corp.).






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                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMERICAN BUSINESS PRODUCTS, INC.
                                        (Registrant)


                                     /s/ Richard G. Smith
                                     ------------------------------------------
                                     Richard G. Smith
                                     Vice President and Chief Financial Officer

Date: January 25, 2000

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